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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 24, 2002
                                                         ----------------



                      COMBINED PROFESSIONAL SERVICES, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Nevada                        0-25675                 88-0346441
           ------                        --------                ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


         212 West Kinzie Street, Chicago, Illinois                       60610
         -----------------------------------------                       -----
         (Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code: (312) 493-2171



                 -----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On October 24, 2002, Combined Professional Services, Inc., issued a press release announcing that its wholly owned subsidiary Patron Systems, Inc., a Delaware corporation, executed a letter of intent to acquire TrustWave Corp., which press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.



Item 7. Exhibits.

(c) The following exhibits are included with this Report:

Exhibit
Number      Description of Exhibit
------      ----------------------
99.1        Press Release of Combined Professional Services, Inc. issued on
            October 24, 2002.

                                       2

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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMBINED PROFESSIONAL SERVICES, INC.



Date:  October 24, 2002                              By: /s/ Patrick J. Allin
                                                         -----------------------
                                                         Patrick J. Allin
                                                         Chief Executive Officer